Exhibit 10.17

INSPIRED ENTERTAINMENT, INC.

2016 LONG-TERM INCENTIVE PLAN

Restricted Stock Unit Award Agreement

This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is entered into as of __________, 20__ (the “Grant Date”), and is between Inspired Entertainment, Inc., a Delaware corporation (the “Company”), and ____________ (the “Participant”). Any term capitalized but not defined in this Agreement shall have the meaning set forth in the Inspired Entertainment, Inc. 2016 Long-Term Incentive Plan (the “Plan”).

1.           RSU Grant. In accordance with the terms of the Plan and subject to the terms and conditions of the Plan and this Agreement, the Committee hereby grants to the Participant ______ Restricted Stock Units (each an “RSU” and collectively, the “RSUs”). Each vested RSU constitutes the right to receive from the Company a share of Stock.

2.           Vesting of RSUs.

(a)	Provided that a Termination with respect to the Participant has not occurred prior thereto, a tranche consisting of one third (1/3rd) of the RSUs shall vest (i.e., no longer be subject to forfeiture) on the later of (i) the first anniversary of the Closing Date of the Business Combination and (ii) the day following the first period of thirty (30) consecutive trading days during which the average of the closing prices for the Stock is $12.50 or higher.

(b)	Provided that a Termination with respect to the Participant has not occurred prior thereto, an additional tranche consisting of one-third (1/3rd) of the RSUs shall vest on the later of (i) the second anniversary of the Closing Date of the Business Combination and (ii) the day following the first period of thirty (30) consecutive trading days during which the average of the closing prices for the Stock is $15.00 or higher.

(c)	Provided that a Termination with respect to the Participant has not occurred prior thereto, the final tranche consisting of one-third (1/3rd) of the RSUs shall vest on the later of (i) third anniversary of the Closing Date of the Business Combination and (ii) the day following the first period of thirty (30) consecutive trading days during which the average of the closing prices for the Stock is $17.50 or higher.

(d)	Each RSU that is not vested on the fifth anniversary of the Closing Date of the Business Combination shall be forfeited on such fifth anniversary. Except as otherwise provided herein, each RSU that is not vested at the time of a Termination with respect to the Participant shall be forfeited upon such Termination.

(e)	Notwithstanding the provisions of Section 2(a), (b) and (c) hereof, upon a Change in Control (as defined below), each then outstanding and unvested tranche of RSUs shall fully vest immediately prior to the Change in Control, provided that the Change in Control consideration per share is not less than the applicable average closing price condition with respect to such tranche. For purposes of determining the Change in Control consideration per share, all earnout, escrowed and/or heldback amounts not paid at the consummation of such Change in Control shall be taken into account. If the Change in Control consideration is less than the average closing price condition applicable to any tranche, then (i) if the Stock remains outstanding and publicly traded following such Change in Control, such tranche shall vest if and when the average of the closing prices for the Stock for any period of thirty (30) consecutive trading days is not less than the average closing price condition applicable with respect to such tranche (after giving effect to any adjustment equitably required pursuant to Section 11 of the Plan); or (ii) if the Stock does not remain outstanding and publicly traded, appropriate arrangements shall be made for the Participant to receive the Change in Control consideration that would have been payable with respect to such tranche in connection with such Change in Control, if and when the Committee (or any successor administering the Plan) reasonably determines in good faith that such Change in Control consideration per share now has a fair market value not less than the average closing price condition applicable with respect to such tranche.

(f)	In the event of a Termination with respect to the Participant as a result of: (i) the Participant’s death or disability; (ii) a Termination by the Service Recipient without Cause (as defined below); or (iii) a Termination by the Participant for Good Reason (as defined below), outstanding and unvested tranches of RSUs shall not be forfeited but shall remain eligible to vest on the applicable dates set forth in Sections 2(a), (b), (c) and (e) hereof as if a Termination had not occurred with respect to the Participant; provided, that, in the case of Sections 2(a), (b) and (c), the average closing price condition applicable to the tranche is achieved and in the case of Section 2(e), the applicable consideration per share condition is achieved.[1] Outstanding and unvested tranches of RSUs shall remain subject to forfeiture under the first sentence of Section 2(d) hereof.

(g)	The following definitions shall be applicable to the provisions of this Section 2:

(i) “Cause” shall have the meaning set forth in any employment agreement or other services agreement between the Participant and the applicable Service Recipient in effect on the date hereof or entered into [with the authorization or approval of the Committee] within __ months after the date hereof; provided that if there is no such applicable employment agreement or other services agreement, or if such applicable employment agreement or other services agreement does not contain such a definition, Cause shall mean: (1) the Participant’s failure to attempt to perform the Participant’s duties with respect to any Service Recipient that are reasonably requested by the Company’s Chief Executive Officer (the “CEO”) or the Participant’s willful disregard of any reasonable and lawful (x) instruction from the CEO, or (y) material company policy established by the Board that is either provided to the Participant or generally available to the Company’s employees, that in any case has had a material adverse effect on the business or assets of the Company (including its subsidiaries) and which such failure or disregard is not cured within twenty (20) days of written notice from the Company, (2) the Participant’s willful misconduct in the performance of his duties with a Service Recipient that has had a material adverse effect on the business or assets of the Company and its subsidiaries taken as a whole, or (3) the Participant’s conviction of, or pleading guilty or nolo contendere to, a felony or a crime involving fraud or embezzlement that, in any case has had a material adverse effect on the business or assets of the Company and its subsidiaries taken as a whole. For purposes of this definition, no act, or failure to act, on the part of the Participant shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or any of its Affiliates. For the avoidance of doubt, any Termination by a Service Recipient in circumstances where that Termination would amount to redundancy, constructive dismissal or unfair dismissal under English employment laws (irrespective of whether or not the Participant has given away such rights under an Employee Share Scheme), such Termination shall be treated as a Termination by the Service Recipient without Cause.

1 NOTE: Section 2(f) is to only apply to the Key Executives, the Inspired Executive Board members, the Inspired Senior Executives and the Consultants. Provision included in Annex A to the Plan to be included in applicable Consultants’ agreements.

(ii) “Change in Control” shall have the meaning set forth in any employment agreement or other services agreement between the Participant and the applicable Service Recipient in effect on the date hereof or entered into [with the authorization or approval of the Committee] within __ months after the date hereof; provided that if there is no such applicable employment agreement or other services agreement, or if such applicable employment agreement or other services agreement does not contain such a definition, a Change in Control shall be deemed to have occurred if:

(1)         any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (C) any corporation owned, directly or indirectly, by the stockholders of the Company (in substantially the same proportion as their ownership of shares), (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(2)         there is consummated a merger or consolidation of the Company with any other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in clause (1) above), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(3)         there is consummated a transaction or series of related transactions which results in the sale or transfer of all or a majority of the assets of the Company and its subsidiaries taken as a whole (determined based on value);

provided, however, that, solely to the extent necessary to comply with, or avoid adverse tax consequences under, Code Section 409A, none of the foregoing events shall be deemed to be a “Change in Control” unless such event constitutes a “change in control event” within the meaning of Code Section 409A.

(iii) “Good Reason” shall have the meaning set forth in any employment agreement or other services agreement between the Participant and the applicable Service Recipient in effect on the date hereof or entered into [with the authorization or approval of the Committee] within __ months after the date hereof; provided that if there is no such applicable employment agreement or other services agreement, or if such applicable employment agreement or other services agreement does not contain such a definition, Good Reason shall mean the occurrence of any of the following events without the prior express written consent of the Participant: (1) a material reduction in the Participant’s base salary or other compensation amount; or (2) the required relocation of the Participant’s principal office location to a new location that is in a different country from such prior principal office location.

3.           Settlement of RSUs. Each RSU shall be settled by the Company’s issuance of a share of Stock in certificated or uncertificated form within thirty (30) days after the date on which the RSU vests.

4.           Taxes; Withholding Obligation.

(a)	The Participant shall be ultimately liable and responsible for all federal, state, local or foreign income or employment taxes owed in connection with the RSUs and/or required to be withheld, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with the RSUs. The Company makes no representation or undertaking regarding the domestic or foreign tax treatment of the Participant in connection with the grant or vesting of the RSUs, the issuance of shares of Stock upon vesting of the RSUs or the subsequent sale of such shares of Stock. The Company is not committed and is not under any obligation to structure the RSUs to reduce or eliminate the Participant’s tax liability.

(b)	Prior to the Company’s delivery of shares of Stock upon vesting of RSUs, the Participant shall be required to make appropriate arrangements for the satisfaction of any applicable domestic or foreign tax or employment withholding obligation. The Participant may elect to satisfy such tax withholding obligations with the Shares to be received under this Agreement upon vesting of the RSUs having a Fair Market Value equal to the withholding taxes due. If an appropriate arrangement has not been made to satisfy the Company’s withholding obligations, the Company may satisfy such tax withholding obligations with the Shares to be received under this Agreement upon vesting of the RSUs having a Fair Market Value equal to the withholding taxes due. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of the tax to be withheld is withheld.

5.           Transferability of RSUs. Except as otherwise provided herein, the Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate RSUs other than by will or the laws of descent and distribution or equivalent laws in the jurisdiction of the Participant’s employment. Any attempt to transfer RSUs in contravention of this Section 5 is void ab initio.

6.           Securities Law Requirements. If at any time the Board determines that issuing or distributing shares of Stock would violate applicable securities laws, the Company will not be required to issue or distribute such shares until such time as distribution of the shares would not violate applicable securities law. The Board may declare any provision of this Agreement or action of its own null and void, if it determines the provision or action fails to comply with the short-swing trading rules. As a condition to issuing or distributing shares of Stock to the Participant, until such time as such shares have been registered pursuant to an effective registration statement under the Securities Exchange Act, or an exemption from the registration requirements of that Act is available, the Company may require the Participant to make written representations it deems necessary or desirable to comply with applicable securities laws.

7.           No Limitation on Rights of the Company. The grant of RSUs does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

8.           Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or services, and no terms of the Participant’s employment or services shall be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement shall be construed as conferring any legal rights on the Participant to continue to be employed or remain in service with the Company or any of its Affiliates, nor will it interfere with the Company’s or any of its Affiliates’ right to discharge the Participant or to deal with him or her regardless of the existence of the Plan, this Agreement or RSUs.

9.           Participant to Have No Rights as a Shareholder. Before the date as of which the shares of Stock are issued to the Participant, the Participant will have no rights as a shareholder with respect to those shares.

10.         Notice. Any notice or other communication required or permitted under this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense. Notice shall be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail2 or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to Inspired Entertainment, Inc., _________________, Attention: _____________.3 Notice to the Participant should be sent to the address the Participant has on file with the Company. Either party may change the person and/or address to whom or which the other party must give notice under this Section 10 by giving such other party written notice of such change, in accordance with the procedures described above.

11.         Successors. All obligations of the Company under this Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Company, or a merger, consolidation, or otherwise.

2 UK mail, in applicable agreements.

3 UK Chief Legal Officer, in applicable agreements.

12.         Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to its conflicts of law principles that would require the application of the law of any other jurisdiction. The Company and the Participant hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with the RSUs and this Agreement shall be brought only in the courts in the State of New York, County of New York, including the Federal Courts located therein, should Federal jurisdiction requirements exist, and (ii) consent to submit to the exclusive jurisdiction of the such court for purposes of any action or proceeding arising out of or in connection with the RSU or this Agreement.4

13.         Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.

14.         Amendment of the Agreement. The Company and the Participant may amend this Agreement only by a written instrument signed by both parties.

15.         Counterparts. The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement.

16.         Code Section 409A. The payment made, or issuance of shares of Stock, under this Agreement is intended to be exempt from Section 409A as a distribution made during the short term deferral period exemption under the regulations promulgated under Code Section 409A and this Agreement shall be interpreted as necessary to comply with such intent.

17.         Data Privacy. The Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 17 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and this Agreement. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of this Agreement (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and this Agreement, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and this Agreement. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country may have different data privacy laws and protections. The Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and this Agreement, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to the Participant will be held only as long as is necessary to implement, administer, and manage the Plan and this Agreement. The Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any the RSUs if the Participant refuses or withdraws the consents described herein.

4 UK jurisdiction and venue, in applicable agreements.

IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

Inspired Entertainment, Inc.

By

Its

[Name of Participant]

[Name of Participant]’s Address for Notices

[For Weil, Alvarez and U.S. taxpayers]

INSPIRED ENTERTAINMENT, INC.

2016 LONG-TERM INCENTIVE PLAN

Restricted Stock Award Agreement

This RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is entered into as of __________, 20__ (the “Grant Date”), and is between Inspired Entertainment, Inc., a _________ corporation (the “Company”), and ____________ (the “Participant”). Any term capitalized but not defined in this Agreement shall have the meaning set forth in the Inspired Entertainment, Inc. 2016 Long-Term Incentive Plan (the “Plan”).

1.            Grant of Restricted Stock. In accordance with the terms of the Plan and subject to the terms and conditions of the Plan and this Agreement, the Committee hereby grants to the Participant ______ shares of Stock (the “Restricted Stock”) subject to certain restrictions and risk of forfeiture, which may lapse in accordance with the provisions of the Plan and Sections 2, 3 and 4 of this Agreement.

2.            Vesting of Restricted Stock.

(a)	Provided that a Termination with respect to the Participant has not occurred prior thereto, a tranche consisting of one third (1/3rd) of the Restricted Stock shall vest (i.e., no longer be subject to forfeiture) on the later of (i) the first anniversary of the Closing Date of the Business Combination and (ii) the day following the first period of thirty (30) consecutive trading days during which the average of the closing prices for the Stock is $12.50 or higher.

(b)	Provided that a Termination with respect to the Participant has not occurred prior thereto, an additional tranche consisting of one-third (1/3rd) of the Restricted Stock shall vest on the later of (i) the second anniversary of the Closing Date of the Business Combination and (ii) the day following the first period of thirty (30) consecutive trading days during which the average of the closing prices for the Stock is $15.00 or higher.

(c)	Provided that a Termination with respect to the Participant has not occurred prior thereto, the final tranche consisting of one-third (1/3rd) of the Restricted Stock shall vest on the later of (i) third anniversary of the Closing Date of the Business Combination and (ii) the day following the first period of thirty (30) consecutive trading days during which the average of the closing prices for the Stock is $17.50 or higher.

(d)	Each share of Restricted Stock that is not vested on the fifth anniversary of the Closing Date of the Business Combination shall be forfeited on such fifth anniversary. Except as otherwise provided herein, each share of Restricted Stock that is not vested at the time of a Termination with respect to the Participant shall be forfeited upon such Termination.

(e)	Notwithstanding the provisions of Section 2(a), (b) and (c) hereof, upon a Change in Control (as defined below), each then outstanding and unvested tranche of Restricted Stock shall fully vest immediately prior to the Change in Control, provided that the Change in Control consideration per share is not less than the average closing price condition applicable with respect to such tranche. For purposes of determining the Change in Control consideration per share, all earnout, escrowed and/or heldback amounts not paid at the consummation of such Change in Control shall be taken into account. If the Change in Control consideration is less than the average closing price condition applicable to any tranche, then (i) if the Stock remains outstanding and publicly traded following such Change in Control, such tranche shall vest if and when the average of the closing prices for the Stock for any period of thirty (30) consecutive trading days is not less than the average closing price condition applicable with respect to such tranche (after giving effect to any adjustment equitably required pursuant to Section 11 of the Plan); or (ii) if the Stock does not remain outstanding and publicly traded, appropriate arrangements shall be made for the Participant to receive the Change in Control consideration that would have been payable with respect to such tranche in connection with such Change in Control, if and when the Committee (or any successor administering the Plan) reasonably determines in good faith that such Change in Control consideration per share now has a fair market value not less than the average closing price condition applicable with respect to such tranche.

(f)	In the event of a Termination with respect to the Participant as a result of: (i) the Participant’s death or disability; (ii) a Termination by the Service Recipient without Cause (as defined below); or (iii) a Termination by the Participant for Good Reason (as defined below), outstanding and unvested tranches of Restricted Stock shall not be forfeited but shall remain eligible to vest on the applicable dates set forth in Sections 2(a), (b), (c) and (e) hereof as if a Termination had not occurred with respect to the Participant; provided, that, in the case of Sections 2(a), (b) and (c), the average closing price condition applicable to the tranche is achieved and, in the case of Section 2(e), the applicable consideration per share condition is achieved.[1] Outstanding and unvested tranches of Restricted Stock shall remain subject to forfeiture under the first sentence of Section 2(d) hereof.

(g)	The following definitions shall be applicable to the provisions of this Section 2:

1 NOTE: Section 2(f) is to only apply to the Key Executives, the Inspired Executive Board members, the Inspired Senior Executives and the Consultants. Provision included in Annex A to the Plan to be included in applicable Consultants’ agreements.

(i) “Cause” shall have the meaning set forth in any employment agreement or other services agreement between the Participant and the applicable Service Recipient in effect on the date hereof or entered into [with the authorization or approval of the Committee] within __ months after the date hereof; provided that if there is no such applicable employment agreement or other services agreement, or if such applicable employment agreement or other services agreement does not contain such a definition, Cause shall mean: (1) the Participant’s failure to attempt to perform the Participant’s duties with respect to any Service Recipient that are reasonably requested by [the Board]2 [the Company’s Chief Executive Officer (the “CEO”)]3 or the Participant’s willful disregard of any reasonable and lawful (x) instruction from the CEO, or (y) material company policy established by the Board that is either provided to the Participant or generally available to the Company’s employees, that in any case has had a material adverse effect on the business or assets of the Company (including its subsidiaries) and which such failure or disregard is not cured within twenty (20) days of written notice from the Company, (2) the Participant’s willful misconduct in the performance of his duties with a Service Recipient that has had a material adverse effect on the business or assets of the Company and its subsidiaries taken as a whole, or (3) the Participant’s conviction of, or pleading guilty or nolo contendere to, a felony or a crime involving fraud or embezzlement that, in any case has had a material adverse effect on the business or assets of the Company and its subsidiaries taken as a whole. For purposes of this definition, no act, or failure to act, on the part of the Participant shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or any of its Affiliates. For the avoidance of doubt, any Termination by a Service Recipient in circumstances where that Termination would amount to redundancy, constructive dismissal or unfair dismissal under English employment laws (irrespective of whether or not the Participant has given away such rights under an Employee Share Scheme), such Termination shall be treated as a Termination by the Service Recipient without Cause.

(ii) “Change in Control” shall have the meaning set forth in any employment agreement or other services agreement between the Participant and the applicable Service Recipient in effect on the date hereof or entered into [with the authorization or approval of the Committee] within __ months after the date hereof; provided that if there is no such applicable employment agreement or other services agreement, or if such applicable employment agreement or other services agreement does not contain such a definition, a Change in Control shall be deemed to have occurred if:

(1)            any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (C) any corporation owned, directly or indirectly, by the stockholders of the Company (in substantially the same proportion as their ownership of shares), (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(2)            there is consummated a merger or consolidation of the Company with any other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in clause (1) above), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

2 Use this language in brackets in the case of individuals reporting to the Board.

3 Use this language in brackets in the case of individuals reporting to the CEO.

(3)            there is consummated a transaction or series of related transactions which results in the sale or transfer of all or a majority of the assets of the Company and its subsidiaries taken as a whole (determined based on value);

provided, however, that, solely to the extent necessary to comply with, or avoid adverse tax consequences under, Code Section 409A, none of the foregoing events shall be deemed to be a “Change in Control” unless such event constitutes a “change in control event” within the meaning of Code Section 409A.

(iii) “Good Reason” shall have the meaning set forth in any employment agreement or other services agreement between the Participant and the applicable Service Recipient in effect on the date hereof or entered into [with the authorization or approval of the Committee] within __ months after the date hereof; provided that if there is no such applicable employment agreement or other services agreement, or if such applicable employment agreement or other services agreement does not contain such a definition, Good Reason shall mean the occurrence of any of the following events without the prior express written consent of the Participant (1) a material diminution in Participant’s title or position or any material diminution in authority, duties or responsibilities, which such diminution is not cured within twenty (20) days of written notice from the Participant to the Service Recipient; (2) a material reduction in the Participant’s base salary or other compensation amount; or (3) the required relocation of the Participant’s principal office location to a new location that is in a different country from such prior principal office location.

3.            Stock Certificates; Restrictions on Transfer. The Restricted Stock shall be issued in the name of the Participant in certificated or uncertificated form. If certificates are issued, the certificates representing the shares of Restricted Stock shall be held by the Secretary of the Company in escrow for the benefit of the Participant until the shares of Restricted Stock vest. At the time any shares of Restricted Stock become vested, the Secretary shall deliver a certificate representing the vested shares of Restricted Stock to the Participant. Upon any forfeiture of unvested shares of Restricted Stock pursuant to the terms herein, the Secretary shall cancel the certificates representing the forfeited shares of Restricted Stock. The Participant shall execute and deliver to the Secretary appropriate stock powers as requested by the Secretary at any time to effect any transfer of certificates representing the Restricted Stock contemplated hereby. Neither this Agreement nor any shares of Restricted Stock covered hereby may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, otherwise than to the Company, unless as of the date of any such sale, assignment, transfer, encumbrance, hypothecation or pledge, such shares of Restricted Stock to be thus disposed of have become vested in accordance with Section 2 hereof. Upon vesting of any shares of Restricted Stock, such shares shall be freely transferable by the Participant, subject to compliance with applicable securities laws.

4.            Investment Representation. The Participant hereby represents and warrants to the Company that the Participant is acquiring the Restricted Stock for investment and not with a view to the distribution thereof, and not with any present intention of distributing the same, and the Participant shall provide the Company with such further representations and warranties as the Company may require in order to ensure compliance with applicable federal and state securities, blue sky and other laws. The Company and the Participant hereby agree to cooperate in good faith to ensure that the Company and/or the Participant shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction. The Company reserves the right to condition sales of such shares upon compliance with applicable federal and state securities laws and regulations. The stock certificates representing the shares of Restricted Stock shall bear appropriate legends referencing applicable restrictions under securities laws and under this Agreement.

5.            Right to Vote and Receive Dividends on Restricted Stock. During the period the Restricted Stock is unvested, the Participant shall be the beneficial and record owner of such Restricted Stock and shall have full voting rights with respect thereto. All ordinary cash dividends paid in respect of any unvested shares of Restricted Shares shall be retained by the Company for the account of the Participant. Such dividends shall be forfeited if for any reason the shares of Restricted Stock upon which such dividends were paid are forfeited. Upon the vesting of the shares of Restricted Stock, all such dividends paid in respect of such shares of Restricted Stock and retained by the Company shall be paid to the Participant. Additional Shares or other property distributed to the Participant in respect of shares of Restricted Stock, as dividends or otherwise, shall be subject to the same restrictions applicable to such shares of Restricted Stock.

6.	Taxes; Withholdings.

(a)	The Participant shall be ultimately liable and responsible for all federal, state, local or foreign income or employment taxes owed in connection with the Restricted Stock and/or required to be withheld. The Company makes no representation or undertaking regarding the domestic or foreign tax treatment of the Participant in connection with the grant or vesting of the Restricted Stock or the subsequent sale of such shares of Stock. The Company is not committed and is not under any obligation to structure the Restricted Stock to reduce or eliminate the Participant’s tax liability.

(b)	Prior to the distribution of vested shares of Restricted Stock or of distributions or dividends with respect to such vested shares of Restricted Stock, the Participant shall be required to make appropriate arrangements for the satisfaction of applicable federal, state, local or foreign income tax or employment withholdings. The Participant may instruct and authorize the Company to withhold on the Participant’s behalf up to that number of shares of Restricted Stock to be distributed having a Fair Market Value equal to the minimum statutory amount required to be withheld with respect to the vesting of the Restricted Stock. If an appropriate arrangement has not been made to satisfy the Company’s withholding obligations, the Company may withhold up to that number of shares of Restricted Stock to be distributed having a Fair Market Value equal to the minimum statutory amount required to be withheld with respect to the vesting of the Restricted Stock. The Fair Market Value of the shares of Restricted Stock to be withheld shall be determined on the date that the amount of the tax to be withheld is withheld.

7.            Section 83(b) Election Notice. The Participant may elect under Code Section 83(b) to be taxed immediately on the Restricted Stock granted hereunder and the Participant agrees to notify the Company of any such election within 10 days of filing that election with the Internal Revenue Service.

8.            No Limitation on Rights of the Company. The grant of Restricted Stock does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.            Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or services, and no terms of the Participant’s employment or services shall be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement shall be construed as conferring any legal rights on the Participant to continue to be employed or remain in service with the Company or any of its Affiliates, nor will it interfere with the Company’s or any of its Affiliates’ right to discharge the Participant or to deal with the Participant regardless of the existence of the Plan, this Agreement or the Restricted Stock.

10.            Notice. Any notice or other communication required or permitted under this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense. Notice shall be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail4 or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to Inspired Entertainment, Inc., _________________, Attention: _____________. Notice to the Participant should be sent to the address the Participant has on file with the Company. Either party may change the person and/or address to whom the other party must give notice under this Section 10 by giving such other party written notice of such change, in accordance with the procedures described above.

11.            Successors. All obligations of the Company under this Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Company, or a merger, consolidation, or otherwise.

12.            Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to its conflicts of law principles that would require the application of the law of any other jurisdiction. The Company and the Participant hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with the Restricted Stock and this Agreement shall be brought only in the courts in the State of New York, County of New York, including the Federal Courts located therein, should Federal jurisdiction requirements exist, and (ii) consent to submit to the exclusive jurisdiction of the such court for purposes of any action or proceeding arising out of or in connection with the Restricted Stock or this Agreement.

4 UK mail, in applicable agreements.

13.            Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.

14.            Amendment of the Agreement. The Company and the Participant may amend this Agreement only by a written instrument signed by both parties.

15.            Counterparts. The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement.

16.            Code Section 409A. The Restricted Stock and payments under this Agreement are intended to be exempt from or in compliance with Section 409A of the Code and accordingly, to the maximum extent permitted, the Restricted Shares and payments shall be interpreted to be exempt from or in compliance with Section 409A. To the extent any payments under this Agreement could cause the application of an acceleration or additional tax under Section 409A, such payments shall be deferred if deferral will make such payment compliant under Section 409A, or otherwise such payments shall be restructured, to the extent possible, in a manner determined by the Committee that does not cause such acceleration or additional tax.

17.            Data Privacy. The Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 17 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and this Agreement. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of this Agreement (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and this Agreement, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and this Agreement. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country may have different data privacy laws and protections. The Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and this Agreement, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and this Agreement. The Participant may, at any time, view the Data held by the Company with respect to the Participant, request additional information about the storage and processing of the Data with respect to the Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any Restricted Stock if the Participant refuses or withdraws the consents described herein.

IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

Inspired Entertainment, Inc.

By

Its

[Name of Participant]

[Name of Participant]’s Address for Notices

INSPIRED ENTERTAINMENT, INC.

SECOND LONG-TERM INCENTIVE PLAN

Restricted Stock Unit Award Agreement

This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) is entered into as of December__, 2016 (the “Grant Date”), and is between Inspired Entertainment, Inc., a Delaware corporation (the “Company”), and ____________ (the “Participant”). Any term capitalized but not defined in this Agreement shall have the meaning set forth in the Inspired Entertainment, Inc. Second Long-Term Incentive Plan (the “Plan”).

1.              RSU Grant. In accordance with the terms of the Plan and subject to the terms and conditions of the Plan and this Agreement, including but not limited to Section 18 hereof, the Committee hereby grants to the Participant ______ Restricted Stock Units (each an “RSU” and collectively, the “RSUs”). Each vested RSU constitutes the right to receive from the Company a share of Stock.

2.              Vesting of RSUs.

(a)	Provided that a Termination as a result of Bad Leaver Status (as defined below) with respect to the Participant has not occurred prior to the Scheduled Distribution Date (as defined below), 100% of the RSUs shall vest (i.e., no longer be subject to forfeiture) on the Scheduled Distribution Date.

(b)	If a Termination as a result of Bad Leaver Status with respect to the Participant occurs prior to the Scheduled Distribution Date, each RSU shall be forfeited upon such Termination.

(c)	In the event of a Termination with respect to the Participant for any reason other than as a result of Bad Leaver Status, the RSUs shall not be forfeited but shall payable on the Scheduled Distribution Date.

(d)	The following definitions shall be applicable to the provisions of this Section 2:

(i) “Bad Leaver Status” means: (1) the Participant’s willful disregard of any reasonable and lawful material company policy established by the Board that is either provided to the Participant or generally available to the Company’s employees, that in any case has had a material adverse effect on the business or assets of the Company (including its subsidiaries) and which such disregard is not cured within twenty (20) days of written notice from the Company, (2) the Participant’s willful misconduct in the performance of his duties with a Service Recipient that has had a material adverse effect on the business or assets of the Company and its subsidiaries taken as a whole, or (3) the Participant’s conviction of, or pleading guilty or nolo contendere to, a felony or a crime involving fraud or embezzlement that, in any case, has had a material adverse effect on the business or assets of the Company and its subsidiaries taken as a whole. For purposes of this definition, no act, or failure to act, on the part of the Participant shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or any of its Affiliates.

(ii) “Change in Control” shall be deemed to have occurred if:

(1)        any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (C) any corporation owned, directly or indirectly, by the stockholders of the Company (in substantially the same proportion as their ownership of shares), (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(2)        there is consummated a merger or consolidation of the Company with any other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 50% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in clause (1) above), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(3)        there is consummated a transaction or series of related transactions which results in the sale or transfer of all or a majority of the assets of the Company and its subsidiaries taken as a whole (determined based on value);

provided, however, that, solely to the extent necessary to comply with, or avoid adverse tax consequences under, Code Section 409A, none of the foregoing events shall be deemed to be a “Change in Control” unless such event constitutes a “change in control event” within the meaning of Code Section 409A.

3.              Settlement of RSUs. Each RSU shall be settled by the Company’s issuance of a share of Stock in certificated or uncertificated form on the earliest of (i) the third anniversary of the closing of the Business Combination, (ii) the Participant’s death, (iii) the Participant’s disability (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended) or (iv) the closing of a Change in Control (such earlier date, the “Scheduled Distribution Date”).

4.              Taxes; Withholding Obligation.

(a)	The Participant shall be ultimately liable and responsible for all federal, state, local or foreign income or employment taxes owed in connection with the RSUs and/or required to be withheld, regardless of any action the Company takes with respect to any tax withholding obligations that arise in connection with the RSUs. The Company makes no representation or undertaking regarding the domestic or foreign tax treatment of the Participant in connection with the grant or vesting of the RSUs, the issuance of shares of Stock upon vesting of the RSUs or the subsequent sale of such shares of Stock. The Company is not committed and is not under any obligation to structure the RSUs to reduce or eliminate the Participant’s tax liability.

(b)	Prior to the Company’s delivery of shares of Stock upon vesting of RSUs, the Participant shall be required to make appropriate arrangements for the satisfaction of any applicable domestic or foreign tax or employment withholding obligation. The Participant may elect to satisfy such tax withholding obligations with a portion of the Shares to be received under this Agreement upon vesting of the RSUs having a Fair Market Value equal to the withholding taxes due. If an appropriate arrangement has not been made to satisfy the Company’s withholding obligations, the Company may, in its sole discretion, satisfy such tax withholding obligations with a portion of the Shares to be received under this Agreement upon vesting of the RSUs having a Fair Market Value equal to the withholding taxes due. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of the tax to be withheld is withheld.

5.              Transferability of RSUs. Except as otherwise provided herein, the Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate RSUs other than by will or the laws of descent and distribution or equivalent laws in the jurisdiction of the Participant’s employment. Any attempt to transfer RSUs in contravention of this Section 5 is void ab initio.

6.              Securities Law Requirements. If at any time the Board determines that issuing or distributing shares of Stock would violate applicable securities laws, the Company will not be required to issue or distribute such shares until such time as distribution of the shares would not violate applicable securities law. The Board may declare any provision of this Agreement or action of its own null and void, if it determines the provision or action fails to comply with the short-swing trading rules. As a condition to issuing or distributing shares of Stock to the Participant, until such time as such shares have been registered pursuant to an effective registration statement under the Securities Exchange Act, or an exemption from the registration requirements of that Act is available, the Company may require the Participant to make written representations it deems necessary or desirable to comply with applicable securities laws.

7.              No Limitation on Rights of the Company. The grant of RSUs does not and will not in any way affect the right or power of the Company to make adjustments, reclassifications or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

8.              Plan and Agreement Not a Contract of Employment or Service. Neither the Plan nor this Agreement is a contract of employment or services, and no terms of the Participant’s employment or services shall be affected in any way by the Plan, this Agreement or related instruments, except to the extent specifically expressed therein. Neither the Plan nor this Agreement shall be construed as conferring any legal rights on the Participant to continue to be employed or remain in service with the Company or any of its Affiliates, nor will it interfere with the Company’s or any of its Affiliates’ right to discharge the Participant or to deal with him or her regardless of the existence of the Plan, this Agreement or RSUs.

9.              Participant to Have No Rights as a Stockholder. Before the date as of which the shares of Stock are issued to the Participant, the Participant will have no rights as a shareholder with respect to those shares.

10.            Notice. Any notice or other communication required or permitted under this Agreement must be in writing and must be delivered personally, sent by certified, registered or express mail, or sent by overnight courier, at the sender’s expense. Notice shall be deemed given when delivered personally or, if mailed, three days after the date of deposit in the United States mail 1  or, if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to Inspired Entertainment, Inc., _________________, Attention: _____________.  2  Notice to the Participant should be sent to the address the Participant has on file with the Company. Either party may change the person and/or address to whom or which the other party must give notice under this Section 10 by giving such other party written notice of such change, in accordance with the procedures described above.

11.            Successors. All obligations of the Company under this Agreement will be binding on any successor to the Company, whether the existence of the successor results from a direct or indirect purchase of all or substantially all of the business of the Company, or a merger, consolidation, or otherwise.

12.            Governing Law. To the extent not preempted by federal law, this Agreement will be construed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to its conflicts of law principles that would require the application of the law of any other jurisdiction. The Company and the Participant hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with the RSUs and this Agreement shall be brought only in the courts in the State of New York, County of New York, including the Federal Courts located therein, should Federal jurisdiction requirements exist, and (ii) consent to submit to the exclusive jurisdiction of the such court for purposes of any action or proceeding arising out of or in connection with the RSU or this Agreement. 3

13.            Plan Document Controls. The rights granted under this Agreement are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully in this Agreement. If the terms of this Agreement conflict with the terms of the Plan document, the Plan document will control.

14.            Amendment of the Agreement. The Company and the Participant may amend this Agreement only by a written instrument signed by both parties.

 1  UK mail, in applicable agreements.

 2  UK Chief Legal Officer, in applicable agreements.

 3  UK jurisdiction and venue, in applicable agreements.

15.            Counterparts. The parties may execute this Agreement in one or more counterparts, all of which together shall constitute but one Agreement.

16.            Code Section 409A. The payment made, or issuance of shares of Stock, under this Agreement is intended to be exempt from Section 409A as a distribution made during the short term deferral period exemption under the regulations promulgated under Code Section 409A and this Agreement shall be interpreted as necessary to comply with such intent.

17.            Data Privacy. The Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 17 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and this Agreement. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of this Agreement (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and this Agreement, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and this Agreement. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country may have different data privacy laws and protections. The Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and this Agreement, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to the Participant will be held only as long as is necessary to implement, administer, and manage the Plan and this Agreement. The Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any the RSUs if the Participant refuses or withdraws the consents described herein.

18.           Subject to Stockholder Approval; Liquidated Damages.

(a)	The Plan was adopted by the Board on December 22, 2016. The Plan is subject to approval by stockholders of the Company at an annual or special meeting of stockholders of the Company, and the Participant’s rights with respect to the RSUs shall be subject to such approval by stockholders. This Agreement and the grant of the RSUs shall be effective as of the date hereof but are subject to such stockholder approval, and if stockholders fail to approve the Plan as specified above, the RSUs shall be cancelled and the Participant shall be entitled to the liquidated damages provided for in Section 18(b).

(b)	If approval of the Plan by the shareholders of the Company is not obtained prior to third anniversary of the closing of the Business Combination, the Participant shall be immediately entitled to a liquidated damages cash payment equal to the product of (i) the 30 day volume weighted average price of a share of Stock for the 30 trading days immediately prior to the third anniversary of the closing of the Business Combination multiplied by (ii) the number of RSUs, and the RSUs shall be cancelled.

(c)	If a Change in Control occurs prior to approval of the Plan by the shareholders of the Company, notwithstanding anything herein to the contrary, the Participant shall be immediately entitled to a cash payment equal to the value the Participant would have received in the Change in Control if at the time of the Change in Control he had been the owner of shares of Stock equal to the number of RSUs. Upon such a Change in Control, the RSUs shall be cancelled.

IN WITNESS WHEREOF, the Company and the Participant have duly executed this Agreement as of the date first written above.

Inspired Entertainment, Inc.

By_____________________________________

Its_____________________________________

_______________________________________
[Name of Participant]

[Name of Participant]’s Address for Notices

_______________________________________
_______________________________________
_______________________________________